SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Wells Fargo Small Company Value Fund (the “Fund”)

            Effective immediately, Class B shares of the Fund are no longer offered. All references to Class B shares in the Fund’s prospectuses and SAI are hereby removed.

January 8, 2016                                                                                                                       EGR016/P901SP2